Exhibit 99.2

1 Investor Presentation July 30, 2021

2 This presentation contains statements that are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended that are based on management’s current expectations and assumptions and are subject to risks and uncertainties . These forward looking statements can often be identified by their use of words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “forecast,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology . Such forward looking statements include, but are not limited to, expressed or implied statements regarding future financial performance and future dividends, the effects of our business model, the effects of our balance sheet on our ability to pursue business opportunities, statements regarding the effects and anticipated benefits of our acquisitions and related actions, the strength of our business segments, assessments of future opportunities and performance, expectations regarding future transactions, and the financial impact, size and consistency of returns and timing thereof, expectations regarding market dynamics, as well as statements regarding the effect of investments in our business segments . Because these forward - looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward - looking statements . Factors that could cause actual results to differ from those contained in the forward - looking statements include but are not limited to risks related to : the unpredictable and ongoing impact of the COVID - 19 pandemic ; volatility in our revenues and results of operations ; changing conditions in the financial markets ; our ability to generate sufficient revenues to achieve and maintain profitability ; the short term nature of our engagements ; the accuracy of our estimates and valuations of inventory or assets in “guarantee” based engagements ; competition in the asset management business ; potential losses related to our auction or liquidation engagements ; our dependence on communications, information and other systems and third parties ; potential losses related to purchase transactions in our auctions and liquidations business ; the potential loss of financial institution clients ; potential losses from or illiquidity of our proprietary investments ; changing economic and market conditions ; potential liability and harm to our reputation if we were to provide an inaccurate appraisal or valuation ; failure to successfully compete in any of our segments ; loss of key personnel ; our ability to borrow under our credit facilities or raise additional funds through offerings as necessary ; failure to comply with the terms of our credit agreements ; our ability to meet future capital requirements ; and the diversion of management time on acquisition - related issues ; other risks described from time to time in B . Riley Financial, Inc . 's periodic filings with the SEC, including, without limitation, the risks described in B . Riley Financial, Inc . 's Annual Report on Form 10 - K for the year ended December 31 , 2020 and in our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2021 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable) . Additional information will be set forth in our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2021 . These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward - looking statements . All information is current as of the date this presentation is issued, and B . Riley Financial, Inc . undertakes no duty to update this information . This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures . Reconciliation of certain non - GAAP financial measures are provided in the appendix to this presentation . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities . Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933 , as amended . A shelf registration statement on Form S - 3 ASR was previously filed by the Company and was automatically effective upon filing with the SEC on January 28 , 2021 and a preliminary prospectus supplement will be filed by the Company . The offering will be made only by means of a prospectus . Copies of the preliminary prospectus relating to these securities may be obtained when available without charge from the offices of B . Riley Securities, Inc . , at 1300 North 17 th Street, Suite 1300 , Arlington, VA 22209 or by calling (703) 312 - 9580 or by emailing prospectuses@brileyfin . com . Safe Harbor Statement

3 I. Transaction Summary II. B. Riley Financial at a Glance III. Business Overview IV. Investments and Brands Overview V. Financial Overview VI. Appendix Table of Contents

4 I. Transaction Summary

5 Transaction Summary 1. Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotiation s b etween the Company and the underwriter. Issuer B. Riley Financial, Inc. (Nasdaq: RILY) Security Senior Unsecured Notes Proposed Ticker / Exchange RILYZ / Nasdaq Offering Size $150,000,000 (1) Notes Offered 6,000,000 (1) Overallotment Option 15% Principal Amount per Note $25.00 Price Talk 5.25% area (1) Maturity The Notes will mature on August 31, 2028, unless redeemed prior to maturity. Optional Redemption Prior to August 31, 2023, the Issuer may, at its option, redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus a Make - Whole Amount, plus accrued and unpaid interest to, but excluding, the date of redemption. The Issuer may redeem the Notes for cash in whole or in part at any time at its option (i) on or after August 31, 2023 and prior to August 31, 2024, at a price equal to $25.75 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after August 31, 2024 and prior to August 31, 2025, at a price equal to $25.50 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (iii) on or after August 31, 2025 and prior to August 31, 2026, at a price equal to $25.25 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iv) on or after August 31, 2026 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. Use of Proceeds The Issuer anticipates using the net proceeds from the sale of the notes for general corporate purposes, including funding future acquisitions and investments, repaying indebtedness ( which may, at the Issuer’s option, include redeeming all or a portion of its existing 7.375% 2023 Notes), making capital expenditures and funding working capital. Pending such use, the Issuer may invest the net proceeds in short - term interest - bearing accounts, securities or similar investments. Expected Pricing Date 8/3/21 Book - Running Managers B. Riley Securities, Janney Montgomery Scott, Ladenburg Thalmann , William Blair Lead Manager EF Hutton, division of Benchmark Investments, LLC Co - Managers Aegis Capital, Boenning & Scattergood, Huntington Capital Markets, InspereX , Maxim Group, NewBridge Securities, Wedbush Securities

Credit Metrics

Pro Forma Credit Statistics 6/30/21

($ in millions)	B. Riley Financial	Pro Forma Adjustments: Revolver Drawdown [1]	Pro Forma Adjustments: RILYG Redemption [2]	Pro Forma Adjustments: Proposed Offering [3]	Pro Forma Total [1][2][3]
Cash and Cash Equivalents	$ 297.4	$ 80.0	$ (122.8)	$ 145.0	$ 399.6
Due from Clearing Brokers	424.9	-	-	-	424.9
Securities and Other Investments Owned, net [4]	1,006.7	-	-	-	1,006.7
Restricted Cash	1.3	-	-	-	1.3
Loans Receivable, net of Loans Participations Sold [5]	265.9	-	-	-	265.9
Advances Against Customer Contracts	0.2	-	-	-	0.2
Other Equity Investments and Other [6]	42.3	-	-	-	42.3
Total Cash, Net Securities and Investments, and Other	2,038.7	80.0	(122.8)	145.0	2,140.9
Senior Notes Payable - Bonds	1,213.1	-	(122.8)	-	1,090.3
New Bonds	-	-	-	150.0	150.0
Term Loans	257.1	80.0	-	-	337.1
Notes Payable	0.4	-	-	-	0.4
Total Debt [7]	1,470.6	80.0	(122.8)	150.0	1,577.8
Total Cash, Securities and Other Investments Owned, net of Debt [7]	$ 568.1	$ -	$ -	$ (5.0)	$ 563.1
Series A Preferred Stock [8]	64.5	-	-	-	64.5
Series B Preferred Stock [8]	39.8	-	-	-	39.8
Total Preferred Stock	104.3	-	-	-	104.3
Total Cash, Securities and Other Investments Owned, net of Debt and Preferred Stock [8][9]	$ 463.8	$ -	$ -	$ (5.0)	$ 458.8
LTM 6/30/2021 Revenue	1,573.4	-	-	-	1,573.4
LTM 6/30/2021 Adjusted EBITDA [9]	865.0	-	-	-	865.0
LTM 6/30/2021 Interest Expense	73.7	-	(8.9) [10]	7.9 [11]	72.7
LTM 6/30/2021 Preferred Dividends	6.1	-	-	-	6.1
Net Debt / LTM Adj. EBITDA [7][9][12]	-0.7x	N/A	N/A	N/A	-0.7x
Total Debt / LTM Adj. EBITDA [7][9]	1.7x	N/A	N/A	N/A	1.8x
LTM Adj. EBITDA / LTM Interest Expense [9]	11.7x	N/A	N/A	N/A	11.9x
LTM Adj. EBITDA / LTM Interest Expense + Preferred Dividends [9]	10.8x	N/A	N/A	N/A	11.0x

1. $80M revolver drawdown related to $280M credit facility in July 2021.
2. Represents the principal balance of outstanding RILYG notes as of 6/30/21, which were fully redeemed in July 2021.
3. Includes impact of proposed $150M bond offering net of gross spread and offering expenses. Actual offering size, pricing and fees incurred may differ materially from the figures shown.
4. Includes $1,278.8M in securities and other investments owned minus $272.1M in securities sold not yet purchased.
5. Includes $270.3M Loans Receivables at Fair Value minus $4.4M Loans Participation Sold.
6. Other equity investments reported in prepaid expenses and other assets minus other investments participation sold reported in noncontrolling interests.
7. Excludes (i) operating lease liabilities, and (ii) incremental sales of senior notes under our at-the-market sale program after 6/30/21.
8. Excludes incremental sales of series A and series B preferred stock under our at-the-market sale program after 6/30/21.
9. For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.
10. Pro forma adjustment to interest expense related to 7.25% Senior Notes due 2027, which were fully redeemed in July 2021.
11. Pro forma adjustment to interest expense related to proposed $150M bond offering at presumed interest rate of 5.25%.
12. Net debt is defined as total debt, net of total cash, net securities and investments, and other.

B | RILEY Financial | 6

7 II. B. Riley Financial at a Glance

8 B. Riley Financial (NASDAQ:RILY) * International operations in Germany, Australia and India Bryant Riley Chairman & Co - CEO Tom Kelleher Co - CEO Phil Ahn CFO & COO Kenny Young President Alan Forman EVP General Counsel Dan Shribman Chief Investment Officer Key Executives Footprint Overview B . Riley Financial, Inc . (B . Riley) is a diversified financial services platform that provides collaborative solutions tailored to fit the capital raising and business advisory needs of its clients and partners . ● Founded in 1997 ● Publicly listed in 2014 ● Headquartered in Los Angeles ● 200 offices across the U.S. (1) ● 2,000 employees (1) ● Long - standing management ● Strong investment acumen ● History of returning capital to stockholders ● Over 20 years of continued growth (1) Figures shown are an approximation and do not reflect actual number of offices and employees.

9 Origin and Historical Timeline Platform enhancements provide diverse revenue streams and a suite of end - to - end, complementary services for clients and partners Meaningful value created, translated into earnings growth

10 Platform Strategy Diversified platform offers downside protection with an ability to deliver strong returns Solid foundation of businesses with stable base of recurring EBITDA Powerful earnings upside through market - driven episodic businesses Balance sheet flexibility to capitalize on high return opportunistic investments

11 Diversification Through Steady and Episodic Opportunities $322M $423M $652M $903M $1.57B FY 2017 FY 2018 FY 2019 FY 2020 Jun 2021 LTM $70M $90M $208M $407M $865M FY 2017 FY 2018 FY 2019 FY 2020 Jun 2021 LTM Consolidated Revenues Consolidated Adj. EBITDA (1) RECURRING EBITDA ● Appraisal, Consulting ● Wealth Management ● magicJack, United Online ● Brands MARKET - DRIVEN UPSIDE ● Investment Banking ● Capital Markets ● Sales and Trading ● Retail Liquidation COUNTERCYCLICAL ● Retail Liquidation ● Restructuring OPPORTUNISTIC ● Leverage Core Services, Expertise ● High Return Investment Opportunities ● Drive Shareholder Return (1) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payme nts, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs. For a definition of adjusted EBITDA and a reconciliation to GAAP financi al measures, please see the Appendix.

12 Strong Balance Sheet Leveraged for Opportunistic Investments (Dollars in thousands) June 30, 2021 Cash and Restricted Cash $ 298,731 Due from Clearing Brokers 424,949 Advances Against Customer Contracts 200 Securities and Other Investments Owned Equity Securities (1) 1,129,217 Corporate Bonds 42,912 Other Fixed Income Securities 3,227 Partnership Interests and Other 103,417 Securities Sold Not Yet Purchased (272,088) Loans Receivable, net of Loan Participations Sold 265,851 Other Equity Investments (2) 53,510 Other Investment Participations Sold (3) (11,254) Total Cash, Net Securities, and Other $ 2,038,672 Cash and Net Investments (Dollars in thousands) June 30, 2021 Market Capitalization (4) $ 1,800,994 Preferred Shares at Fair Market Value (5) 117,715 Total Cash and Investments, Net of Debt (6) 568,106 Enterprise Value (7) $ 1,350,603 Overview ● Strong track record of driving shareholder value through opportunistic investments ● Focused on opportunities in the small cap space ● Approximately $1.3 billion of positions held in equity securities, loans receivable, partnership interests, other investments (1) Includes preferred stock. (2) Other equity investments reported in prepaid expenses and other assets. (3) Other investmen ts participation sold reported in noncontrolling interests. (4) RILY common stock price as of 7/27/2021 for total shares outstanding as of 6/30/2021. (5) Fair market value of RILYP and RIL YL preferred shares as of 7/27/2021 for total shares outstanding as of 6/30/2021. (6) Defined as total cash, net securities, and other minus total debt. (7) Enterprise value is d efi ned as market capitalization, less cash and cash equivalents, restricted cash, due from clearing brokers, advances against customer contracts, the net amount of loans receiva ble and loan participations sold, the net amount of securities and other investments owned and securities sold not yet purchased, and the net amount of other equity investments and investment related deposits reported in prepaid expenses and other assets and other investments participation sold reported in noncontrolling interests, plus notes payable, ter m loans, net, senior notes payable, and fair value of RILYP and RILYL as of 7/27/2021 using outstanding preferred shares as of 6/30/2021. (8) Excludes operating lease liabilities. Capitalization Structure Debt Summary Term Loans, Net $ 257,104 Notes Payable 357 Senior Notes Payable 1,213,105 Total Debt (8) $ 1,470,566

13 Meaningful Growth and Shareholder Value Created (1) Total Shareholder Return is calculated by dividing the sum of ( i ) RILY co mmon share price change from January 3, 2017 to July 26, 2021 and (ii) cumulative dividend paid since January 2017, by (iii) RILY common share price on January 3, 2017. (2) Insider purchase data from March 13, 2018 to June 30, 202 1. (3) B. Riley Financial, Inc. (RILY) Historical Equity Pricing Data supplied by CapIQ from July 17, 2017 through July 1, 2021. Insider Ownership (2) Key Highlights Maintain significant ownership, strong shareholder alignment Historical Share Price Performance (3) $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 27% total holdings owned by executives and board 219K open market purchases YTD Jun 30 2021 217K open market purchases FY 2020 884K open market purchases since 2018 324% in total shareholder return (1) since Jan 2017 Total Adjusted EBITDA vs. Robust platform delivering strong shareholder returns $865M Jun 2021 LTM $69.8M in FY 2017 Balance Sheet Assets vs. $4.1B as of Jun 30 2021 $1.4B as of Dec 31 2017

14 $152M $195M $270M $333M $304M $47M $67M $127M $123M $92M Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Operating Revenue Operating Adj. EBITDA Financial Summary – Operating Results Operating Results (Annual) Operating Results (Quarter) Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payments, gain on extinguishment o f loans, impairment of tradenames, and transaction related and other costs. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding ( i ) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses. For a reconciliation to GAAP financial measures, please see appendix. $431M $546M $799M $1.1B $98M $114M $312M $409M FY 2018 FY 2019 FY 2020 LTM Jun 2021 Operating Revenue Operating Adj. EBITDA

Segment Overview

Segment Mix

Consistent cash-flow generating and steadier businesses balance episodic banking and liquidation businesses, investments

Capital Markets
- Investment Banking
- Sales & Trading
- Fund Management
- Investments, Loans

Auction and Liquidation
- Retail Liquidation
- Wholesale & Industrial

Wealth Management
- Private Wealth
- Tax Services

Financial Consulting
- Advisory Services
- Appraisal
- Real Estate
- Operations Management

Principal Investments
- United Online (NetZero, Juno)
- magicJack

Brands [1]
- Six Brands
- Justice Brands

Segment Mix - Operating Revenue [2] (6/30/21 LTM)



Wealth Management 17%
Financial Consulting 9%
Principal Investments 8%
Liquidation 8%
Brands 2%
Banking Capital Markets 56%

Segment Mix - Operating Revenue [2] (Annual)



Banking Cap Markets
Wealth Management
Principal Investments
Liquidation
Consulting
Brands
2018
2019
2020
LTM Jun 2021

(1) **BR Brands** investment portfolio is comprised of six brands, including Catherine Malandrino, English Laundry, Joan Vass, Kensie Girl, Limited Too and Nanette Lepore as of October 2019. Acquired interest in Justice on November 30, 2020. Results for Hurley and bebe are recognized outside of the Brands Segment. (2) **Operating Revenue** is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.

B | RILEY Financial | 15

16 III. Business Overview

17 Diversified Platform with Complementary Mix of Businesses (1) Companies covered by B. Riley Securities Equity Research division as of June 30, 2021. (2) B. Riley Securities institutio nal sales & trading clients as of June 30, 2021. (3) Figures shown are approximations and do not reflect actual number of B. Riley Wealth Management and National Holdings Reg ist ered Representatives, Assets under Administration as of June 30, 2021.

Investment Banking and Capital Markets

B. Riley Securities

Full-service investment bank providing comprehensive corporate finance solutions to public and private companies

- Leader in small- and mid-cap debt/equity offerings
- Offers fully-customized creative capital markets solutions
- Established franchise in SPACs, ATMs and private placements
- Go-to source for proprietary equity research
- Leverages broad retail, family office distribution network
- Recognized as leading advisor to distressed companies (3)

Investment Banking

80+ professionals (1)
#1 leader in ATM issuances (2)
Top 10 bankruptcy adviser (3)

Sales and Trading

70+ professionals (1)
1,000+ institutional client relationships (4)

Impactful Research Platform

45 research professionals (1)
400+ companies covered by research (5)
#4 most small-cap stocks under coverage (6)

Recent Transactions

June 2021 $250,000,000	June 2021 $235,000,000	June 2021 $587,400,000	June 2021 $105,000,000	May 2021 $100,000,000	May 2021 $172,500,000
MACONDRAY Capital Acquisition Corp	Synchronoss	amc	STRONGHOLD	B&W Babcock & Wilcox	B. Riley Principal 250 Merger Corp.
SPAC IPO Sole Bookrunner	Follow-On and Senior Notes Offerings Sole Bookrunner	Common Stock At-the-Market Offering Lead Agent	Private Placement Sole Placement Agent	Preferred Stock Offering Lead Bookrunner	SPAC IPO Sole Bookrunner

(1) B. Riley Securities investment banking, sales & trading and research professionals as of June 30, 2021. (2) Source: Dealogic, Company Filings, PlacementTracker. Apportioned credit to all placement agents. (3) Source: The Deal, Bankruptcy Restructuring Advisers Power Rankings for Q1 2020. (4) B. Riley Securities institutional sales & trading clients as of June 30, 2021. (5) B. Riley Securities Equity Research coverage as of June 30, 2021. (6) Sources: StarMine rankings as of December 31, 2020. FactSet, CapIQ, and company websites used for firms not included in StarMine rankings. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds. Small-Cap Coverage includes market caps less than $1 billion.

B. RILEY Financial | 18

Leading Small Cap Investment Bank

Top Small Cap Bookrunners, Ex-Healthcare (1) 2020

Rank	Bookrunner	$M	No.	% Lead
1	BofA Securities	$931.7	19	47%
2	Morgan Stanley	$765.8	16	44%
3	JPMorgan	$673.6	13	54%
4	Jefferies LLC	$620.2	13	46%
5	**B. Riley Securities**	**$606.2**	**17**	**71%**
6	Goldman Sachs	$533.6	10	50%
7	Credit Suisse	$507.2	13	54%
8	Citi	$479.8	13	46%
9	Stifel	$461.5	21	19%
10	BMO Capital Markets	$423.2	17	18%

Top Small Cap Follow-On Bookrunners, Ex-Healthcare (2) 2020

Rank	Bookrunner	$M	No.	% Lead
1	BofA Securities	$643.5	11	64%
2	**B. Riley Securities**	**$465.0**	**16**	**69%**
3	Jefferies LLC	$447.8	8	63%
4	Credit Suisse	$395.1	9	67%
5	Morgan Stanley	$302.0	9	44%
6	Barclays	$292.5	8	50%
7	JPMorgan	$282.9	8	50%
8	Stifel	$281.5	16	19%
9	Citi	$237.7	5	60%
10	Oppenheimer & Co	$209.2	7	86%

Top Small Cap SPAC Bookrunners (3) 2020

Rank	Bookrunner	$M	No.	% Lead
1	Credit Suisse	$4,516.1	21	81%
2	Cantor Fitzgerald & Co	$3,452.2	18	89%
3	Citi	$3,329.0	20	90%
4	Goldman Sachs	$2,833.8	15	67%
5	Jefferies LLC	$2,827.3	18	83%
6	Deutsche Bank	$2,049.8	13	85%
7	UBS	$2,047.1	14	50%
8	Barclays	$1,312.2	12	25%
9	Cowen & Company	$1,298.1	8	75%
10	**B. Riley Securities**	**$1,254.6**	**7**	**86%**

Leader in At-the-Market (ATM) Issuances (4) 2020

Rank	Investment Bank	No.	$M
1	**B. Riley Securities**	**113**	**$5,004.0**
2	Jefferies LLC	112	$8,179.0
3	Cantor Fitzgerald & Co	66	$4,589.0
4	H.C. Wainwright	55	$1,503.0
5	Bank of America	51	$4,167.0
6	Cowen & Co LLC	40	$4,188.0
7	JPMorgan	39	$3,002.0
8	Goldman Sachs	38	$4,306.0
9	BMO Capital Markets	38	$1,255.0
10	Truist (SunTrust/BB&T)	33	$1,692.0

(1). Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.0bn (Deals <$1.1bn rounded down). Excludes SPAC IPOs and Healthcare transactions. (2) Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.0bn. Excludes Healthcare transactions. (3) Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = SPAC, Rank Eligible, SEC registered. Exchange Nationality = USA. Market Cap. =<$1.0bn. Deal Value $100-$400m. Weighted on $ raised attributed to respective bank economics on transaction. (4) Source: Dealogic, Company Filings, PlacementTracker. Note: The sum of deals is greater than the actual number completed to account for multiple-agent transactions and "B. Riley Securities" includes transactions completed by FBR/MLV prior to the acquisition by B. Riley Financial in June 2017.

B | RILEY Financial | 19

20 $85M $82M $180M $208M $151M $29M $33M $101M $106M $75M Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Operating Revenue Operating Income Capital Markets Segment – Operating Results Segment Operating Revenues (Annual) Segment Operating Revenues (Quarter) Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods. For a reconciliation to GAAP financial measures, please see appendix. $202M $277M $442M $621M $22M $79M $207M $315M FY 2018 FY 2019 FY 2020 LTM Jun 2021 Operating Revenue Operating Income

21 Wealth Management (1) Acquired Wunderlich Securities in July 2017; renamed B. Riley Wealth Management in 2018. Acquired National Holdings on Fe bru ary 25, 2021. (2) Figures shown are approximations and do not reflect actual number of affiliated personnel. Figures for client assets unde r a dministration as of June 30, 2021. ● Completed acquisition of National Holdings in February 2021 ● Wealth management affiliates (1) provide consultative investment advice, financial planning expertise and retail brokerage services ● Offers investment advisory services, customized portfolio management, financial planning, tax planning & preparation, business accounting services, and insurance & annuities offerings ● Serves individuals and families, corporations and non - profit organizations, qualified retirement plans, trusts, foundations and endowments ● Large private client network with strong demand for new issues offers enhanced distribution and aftermarket benefits ● Benefits from B. Riley infrastructure, deals syndicate and ancillary investment offerings Expanded Wealth Management Platform $32 billion in client assets (2) 700 financial advisors and registered representatives (2) $70M $67M $73M $197M FY 2018 FY 2019 FY 2020 LTM Jun 2021 Wealth Management Segment Revenues

Financial Consulting and Valuation

Advisory Services

Nationally recognized mid-market consulting firm with one of the largest appraisal practices in the US [(1)]

- **Valuation & Appraisal** supporting asset-based loans (ABLs) and other financial transactions; high rate of recurring engagements
- **Transaction Support Services** including due diligence, quality of earnings, cash flow analyses, purchase price allocation
- **Bankruptcy & Turnaround Management**
- **Forensic Accounting & Litigation Support** contract and valuation disputes, expert witness testimony, fraud investigations

Continued enhancement with complementary additions:

- **Cybersecurity, Risk & Resilience**
- **Operations Management**

Regularly sources business development opportunities for other B. Riley affiliates

1,000+
company appraisals completed per year [(2)]

Turnaround Consulting Firm of the Year

Global M&A Network, Middle Market, 2021 [(3)]

#1 Litigation Valuation Firm
#1 Forensic Accounting Firm
#1 in Expert Witness Services

Law.com/The Daily Report "Best of 2021" [(3)]

Financial Consulting Segment Revenues



$51M
$76M
$92M
$97M
FY 2018
FY 2019
FY 2020
LTM Jun 2021

(1) Merged with Great American Group in 2014; Acquired GlassRatner in 2018; Renamed to B. Riley Advisory Services in 2020.
(2) Figure shown is an approximation and does not reflect actual number of company appraisals conducted annually.
(3) Award Sources: Global M&A Network, "Turnaround Atlas Awards" (2021); and ALM's Daily Report, "Best of 2021."

B. RILEY Financial | 22

23 Retail Liquidation ● Leading operator of large - scale retail liquidations (1) ● Participated in over 2,000 store closings in 2020 (2) ● Episodic, counter - cyclical business benefits from acceleration of retail industry headwinds ● Segment results vary from quarter - to - quarter and year - to - year due to the impact of large retail liquidation engagements ● Continued rationalization of leased space is expected to continue as result of industry shift ● Real estate consolidation and purging excess inventory remain a key focus for retailers Illustrative Engagements (1) Merged with legacy Great American Group in 2014; Renamed B. Riley Retail Solutions in 2020. (2) Figure shown is an approximation and does not reflect actual number of store closings. Retail Solutions $55M $23M $89M $91M FY 2018 FY 2019 FY 2020 LTM Jun 2021 Auction & Liquidation Segment Revenues

24 IV. Investments and Brands Overview

Principal Investments - United Online and magicJack

Strong cash-flow companies generating attractive returns

United Online
- Acquired July 2016
- Internet access and online advertising provider
- Exceeded net initial investment since acquisition

magicJack
- Acquired November 2018
- VoIP technology and services communications provider
- Offers operational synergies with United Online

Lingo
- Acquired 40% ownership interest in November 2020
- B. Riley to acquire additional 40% interest in 2021 pending regulatory approval
- Global cloud/UC and managed service provider

Core Attributes
- Operationally focused control investments offer FCF
- High gross margins; predictable subscriber attrition
- Low overhead from successful execution of cost synergies
- Generates steady income for B. Riley

Segment Income (1)



$19M
$33M
$33M
$30M
FY 2018
FY 2019
FY 2020
LTM Jun 2021

(1) Includes results from United Online, Inc. since Q3 2016, and results from magicJack VocalTec Ltd. since Q4 2018.

B | RILEY Financial | 25

26 Investments Overview Investments Approach Illustrative Investments B . Riley actively co - invests in opportunities that can ● Leverage core business services and industry knowledge ● Create opportunities for our operating business ● Generate yield and drive incremental returns Common investment characteristics ● Utilize firm’s expertise and distribution to underwrite debt/equity financing ● Focus on delivering financial improvements to maximize free cash flow ● Accretive and drive shareholder value

27 B. Riley Venture Capital Invests in late - stage private growth companies with a path towards public markets May 2021 Boxing - Based Fitness Platform Boston, MA December 2020 B2B Roadside Assistance Vienna, VA November 2020 B2B Ecommerce Software Santa Monica, CA July 2021 Managed Cloud Kitchen Platform Dubai, UAE July 2021 Global Insurtech Business Singapore September 2020 B2B Digital Investment Platform Boston, MA ● Established B. Riley Venture Capital in October 2020 ● Invests in late - stage private growth companies with a path towards public markets ● Off - balance sheet investments syndicated across B. Riley’s institutional, banking and retail client base ● Benefits from B. Riley's investment banking, capital markets and advisory businesses ● Enhances ability to identify, acquire and strategically invest in emerging growth companies in fast - growing markets Illustrative Investments

28 Brand Investment Portfolio (1) Brand holdings for Six Brands, Hurley and bebe as of Jun 30, 2021. Acquired interest in Justice brand on Nov 30, 2020. Pe rce ntages represent approximate ownership stakes in these brands. (2) Results for Hurley, bebe and Justice are recognized outside of the Brands Segment. Brands Segment results primarily include interest from Six Brands. 80% 43% Offers recurring revenue and cash flow through licensing of brand trademarks Brand Holdings (1) 41% Catherine Malandrino English Laundry Joan Vass Kensie Girl Limited Too Nanette Lepore (Six Brands) 39% Hurley (2) Justice (2) bebe (2) ● Established brand investment portfolio in October 2019 ● Offers recurring revenue and cash flow through licensing of brand trademarks ● Leverages retail and brand management partnerships ● Trends in traditional brick and mortar retail has created opportunity to acquire intellectual property and brand assets

29 V. Financial Overview

30 Financial Highlights (1) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payme nts, impairment of tradenames, and transaction related and other costs. (2) Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) T rading Income(Losses) and F air Value A djustments on L oans and (ii) other investment related expenses. (3) Net income applicable to common shareholders. $148M $94M $260M $385M $125M Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Adjusted EBITDA (1) $83M $47M $170M $253M $74M $3.07 $1.75 $6.55 $8.81 $2.58 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Income Diluted EPS $267M $226M $410M $600M $337M Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Revenues $47M $67M $127M $123M $92M Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Operating Adjusted EBITDA (2) Net Income (3)

Financial Highlights (continued)

Cash and Net Investments

(Dollars in thousands)	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Cash and Cash Equivalents	$106,253	$169,676	$103,602	$237,590	$297,396
Restricted Cash	471	1,410	1,235	8,532	1,335
Due from Clearing Brokers, Net	29,089	19,589	(6,583)	416,925	424,949
Advances Against Customer Contracts	1,413	900	200	200	200
Securities and Other Investments Owned					
Equity Securities [1]	341,515	392,674	697,288	1,006,019	1,129,217
Corporate Bonds	5,375	5,956	3,195	41,754	42,912
Other Fixed Income Securities	2,768	3,557	1,913	5,165	3,227
Partnership Interests and Other	49,386	57,293	74,923	113,766	103,417
Securities Sold Not Yet Purchased	(9,804)	(48,125)	(10,105)	(288,058)	(272,088)
Loans Receivable, net of Loan Participation Sold	311,408	330,420	373,373	282,855	265,851
Other Equity Investments and Deposits [2]	61,588	58,389	59,612	48,881	53,510
Other Investment Participations Sold [3]	-	-	-	(4,326)	(11,254)
Total Cash, Net Securities, and Other	$899,462	$991,739	$1,298,653	$1,869,303	$2,038,672

Debt Summary

(Dollars in thousands)	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Term Loans, Net	$57,195	$52,452	$74,213	$69,543	$257,104
Notes Payable	714	714	37,967	6,908	357
Senior Notes Payable	854,037	854,926	870,783	1,139,100	1,213,105
Total Debt	$911,946	$908,092	$982,963	$1,215,551	$1,470,566
Total Cash and Investments, Net of Debt	**$ (12,484)**	**$83,647**	**$315,690**	**$653,752**	**$568,106**

(1) Includes preferred stock.
(2) Other equity investments reported in prepaid expenses and other assets. (3) Other investment participations sold reported in noncontrolling interests.

B | RILEY Financial | 31

32 VI. Appendix

Strong Balance Sheet with Attractive Dividend Yield

Balance Sheet Summary [1]

Cash & Cash Equivalents	***$297.4M***
Securities and Other Investments Owned, Net [2]	*$1,006.7M*
Loans Receivable, Net of Loan Participations Sold	*$265.9M*
Other Investment Assets [3]	*$468.7M*
Total Cash, Net Securities and Investments, and Other [2][3]	***$2,038.7M***
Term Loans, Net	*$257.1M*
Senior Notes and Other Notes Payable	*$1,213.5M*
Total Debt [4]	***$1,470.6M***
Total Cash and Investments, Net of Debt [5]	***$568.1M***

Financial Highlights (6/30/2021 LTM) [6]

Total Revenues	***$1,573.4M***	**Total Adj. EBITDA** [11]	***$865.0M***
Operating Revenues [7]	*$1,101.9M*	Operating Adj. EBITDA [9][11]	*$408.9M*
Investment Gains (Loss) [8]	*$471.5M*	Investment Adj. EBITDA [10][11]	*$456.1M*

Capitalization Structure

Market Cap [12]	***$1,801.0M***
Preferred Shares – FMV [13]	*$117.7M*
Total Cash and Investments, Net of Debt [5]	*$568.1M*
Enterprise Value [14]	***$1,350.6M***

Common Stock

Shares Outstanding	*27.6M*
Public Float, est.	*73.1%*
Insider Holdings	*26.9%*
Dividend Yield – LTM [15]	*11.1%*

1. As of 6/30/2021.
2. Includes approximately $1,278.8M in securities and other investments owned net of $272.1M in securities sold not yet purchased.
3. Includes approximately $1.3M in restricted cash, $424.9M due from clearing brokers, $0.2M in advances against customer contracts, and $53.5M in other equity investments reported in prepaid expenses and other assets, net of $11.3M in other investment participations sold reported in noncontrolling interests.
4. Excludes operating lease liabilities.
5. Defined as total cash, net securities and investments, and other minus total debt.
6. Based on 6/30/2021 last twelve months results.
7. Operating Revenues is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
8. Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
9. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
10. Investment Adjusted EBITDA is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.
11. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
12. RILY common stock price as of 7/27/2021 for total shares outstanding as of 6/30/2021.
13. Fair market value of RILYP and RILYL preferred shares as of 7/27/2021 for total shares outstanding as of 6/30/2021.
14. Enterprise value is defined as market capitalization, less cash and cash equivalents, restricted cash, due from clearing brokers, advances against customer contracts, the net amount of loans receivable and loan participations sold, the net amount of securities and other investments owned and securities sold not yet purchased, and the net amount of other equity investments and investment related deposits reported in prepaid expenses and other assets and other investment participations sold reported in noncontrolling interests, plus notes payable, term loans, net, senior notes payable, and fair value of RILYP and RILYL as of 7/27/2021 using outstanding preferred shares as of 6/30/2021.
15. Calculated based on $7.225 per share dividend paid since August 2020 divided by share price as of 7/27/2021. Excludes Q2 2021 declared dividend of $2.00 per share.

B | RILEY Financial | 33

GAAP Income Statement

B. Riley Financial Consolidated Statements of Operations

USD in 000's except for share data	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020	Q1 2021	Q2 2021	LTM Jun 30, 2021
Revenues:									
Services and Fees	$460,493	$159,381	$125,595	$144,823	$237,270	$667,069	$289,469	$266,143	$937,705
Trading Income (Loss) and Fair Value Adjustments on Loans	106,463	(182,442)	114,547	31,753	140,160	104,018	266,942	32,679	471,534
Interest Income - Loans and Securities Lending	77,221	21,851	24,506	26,026	30,116	102,499	36,920	25,491	118,553
Sale of Goods	7,935	1,004	1,820	23,651	2,660	29,135	6,828	12,457	45,596
Total Revenues	**652,112**	**(206)**	**266,468**	**226,253**	**410,206**	**902,721**	**600,159**	**336,770**	**1,573,388**
Operating Expenses:									
Direct Cost of Services	58,824	19,952	7,985	23,264	9,250	60,451	11,322	12,094	55,930
Cost of Goods Sold	7,575	769	860	9,813	1,018	12,460	5,326	3,626	19,783
Selling, General and Administrative Expenses	385,219	87,744	106,562	97,143	137,088	428,537	191,344	199,922	625,497
Restructuring Charge	1,699	-	-	1,557	-	1,557	-	-	1,557
Impairment of Tradenames	-	4,000	8,500	-	-	12,500	-	-	-
Interest Expense - Securities Lending and Loan Participations Sold	32,144	8,473	11,221	10,975	11,782	42,451	19,189	10,983	52,929
Total Operating Expenses	485,461	120,938	135,128	142,752	159,138	557,956	227,181	226,625	755,696
Operating Income (Loss)	**166,651**	**(121,144)**	**131,340**	**83,501**	**251,068**	**344,765**	**372,978**	**110,145**	**817,692**
Other Income (Expense):									
Interest Income	1,577	246	224	67	27	564	49	56	199
Gain on extinguishment of loans	-	-	-	-	-	-	-	6,509	6,509
(Loss) Income from Equity Investments	(1,431)	(236)	(318)	409	(478)	(623)	875	(852)	(46)
Interest Expense	(50,205)	(15,654)	(16,509)	(16,374)	(16,712)	(65,249)	(19,786)	(20,856)	(73,728)
Income before Income Taxes	116,592	(136,788)	114,737	67,603	233,905	279,457	354,116	95,002	750,626
(Provision) Benefit for Income Taxes	(34,644)	37,539	(32,208)	(18,711)	(62,060)	(75,440)	(97,518)	(19,902)	(198,191)
Net Income (Loss)	81,948	(99,249)	82,529	48,892	171,845	204,017	256,598	75,100	552,435
Net (Loss) Income Attributable to Noncontrolling Interests	337	(584)	(1,311)	513	251	(1,131)	1,942	(576)	2,130
Net Income Attributable to B. Riley Financial, Inc.	81,611	(98,665)	83,840	48,379	171,594	205,148	254,656	75,676	550,305
Preferred Stock Dividends	264	1,055	1,087	1,088	1,480	4,710	1,749	1,789	6,106
Net Income Available to Common Shareholders	**$81,347**	**($99,720)**	**$82,753**	**$47,291**	**$170,114**	**$200,438**	**$252,907**	**$73,887**	**$544,199**

B | RILEY Financial | 34

Historical Financial Results for B. Riley Financial

B. Riley Financial Segment Financial Results

USD in 000's	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020	Q1 2021	Q2 2021	LTM Jun 30, 2021
Operating Revenues [1]:									
Capital Markets	$276,851	$95,451	$84,870	$81,841	$180,214	$442,376	$207,899	$151,488	$621,442
Wealth Management	65,073	18,887	15,318	17,289	20,851	72,345	65,542	87,444	191,126
Auction and Liquidation	22,516	20,661	8,251	44,185	15,667	88,764	13,450	17,277	90,579
Financial Consulting	76,292	20,714	18,845	25,583	26,480	91,622	21,409	23,735	97,207
Principal Investments - UOL and MJ	100,862	22,722	21,431	21,602	21,383	87,138	20,529	19,646	83,160
Brands	4,055	3,801	3,206	4,000	5,451	16,458	4,388	4,501	18,340
Operating Revenues [1]	**545,649**	**182,236**	**151,921**	**194,500**	**270,046**	**798,703**	**333,217**	**304,091**	**1,101,854**
Investment Gain (Loss) [2]	106,463	(182,442)	114,547	31,753	140,160	104,018	266,942	32,679	471,534
Total Revenues	**652,112**	**(206)**	**266,468**	**226,253**	**410,206**	**902,721**	**600,159**	**336,770**	**1,573,388**
Segment Operating Income [3]:									
Capital Markets	78,709	42,611	29,471	33,197	101,254	206,533	105,983	74,701	315,135
Wealth Management	(1,318)	856	(435)	426	1,250	2,097	1,671	(3,598)	(251)
Auction and Liquidation	(25,533)	4,289	2,020	12,000	7,460	25,769	907	3,555	23,922
Financial Consulting	17,814	4,918	3,504	7,249	6,872	22,543	3,322	4,175	21,618
Principal Investments - UOL and MJ	33,157	8,504	9,188	8,368	7,300	33,360	7,531	7,275	30,474
Brands	2,667	(1,817)	(6,318)	2,292	4,054	(1,789)	2,998	3,096	12,440
Segment Operating Income [3]	**105,496**	**59,361**	**37,430**	**63,532**	**128,190**	**288,513**	**122,412**	**89,204**	**403,338**
Investment Income (Loss) [4]	94,282	(166,972)	101,507	26,911	133,699	95,145	262,764	32,763	456,137
Total Segment Income (Loss)	**$199,778**	**($107,611)**	**$138,937**	**$90,443**	**$261,889**	**$383,658**	**$385,176**	**$121,967**	**$859,475**

(1) Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods. (2) Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans. (3) Segment Operating Income is defined as Segment Income excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses. (4) Investment Income (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.

B. RILEY Financial | 35

Non-GAAP Financial Measures

B. Riley Financial Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation

USD in 000's	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020	Q1 2021	Q2 2021	LTM Jun 30, 2021
Net Income (Loss) Attributable to B. Riley Financial, Inc.	$81,611	($98,665)	$83,840	$48,379	$171,594	$205,148	$254,656	$75,676	$550,305
EBITDA Adjustments									
Provision (Benefit) for Income Taxes	34,644	(37,539)	32,208	18,711	62,060	75,440	97,518	19,902	198,191
Interest Expense	50,205	15,654	16,509	16,374	16,712	65,249	19,786	20,856	73,728
Interest Income	(1,577)	(246)	(224)	(67)	(27)	(564)	(49)	(56)	(199)
Share Based Payments	15,916	5,321	4,168	4,778	4,321	18,588	5,526	8,608	23,233
Depreciation and Amortization	19,048	4,956	4,923	4,886	4,604	19,369	6,759	6,165	22,414
Gain on extinguishment of loans	-	-	-	-	-	-	-	(6,509)	(6,509)
Restructuring Costs	1,699	-	-	1,557	-	1,557	-	-	1,557
Impairment of Tradenames	-	4,000	8,500	-	-	12,500	-	-	-
Transactions Related Costs and Other	6,339	10,454	(1,660)	(485)	1,222	9,531	1,285	245	2,267
Total Adjustments	126,274	2,600	64,424	45,754	88,892	201,670	130,825	49,211	314,682
Adjusted EBITDA	**$207,885**	**($96,065)**	**$148,264**	**$94,133**	**$260,486**	**$406,818**	**$385,481**	**$124,887**	**$864,987**
Operating EBITDA Adjustments:									
Trading (Income) Loss and Fair Value Adjustments on Loans	(106,463)	182,442	(114,547)	(31,753)	(140,160)	(104,018)	(266,942)	(32,679)	(471,534)
Other Investment Related Expenses	12,181	(15,470)	13,040	4,842	6,461	8,873	4,178	(84)	15,397
Total Operating EBITDA Adjustments	(94,282)	166,972	(101,507)	(26,911)	(133,699)	(95,145)	(262,764)	(32,763)	(456,137)
Operating Adjusted EBITDA	**$113,603**	**$70,907**	**$46,757**	**$67,222**	**$126,787**	**$311,673**	**$122,717**	**$92,124**	**$408,850**

B RILEY Financial | 36

37 Non - GAAP Financial Measures B. Riley Financial Adjusted Net Income Reconciliation FY FY LTM Dec 31, Q1 Q2 Q3 Q4 Dec 31, Q1 Q2 Jun 30, USD in 000's 2019 2020 2020 2020 2020 2020 2021 2021 2021 Net Income (Loss) Attributable to B. Riley Financial, Inc. $81,611 ($98,665) $83,840 $48,379 $171,594 $205,148 $254,656 $75,676 $550,305 Share Based Compensation 15,916 5,321 4,168 4,778 4,321 18,588 5,526 8,608 23,233 Amortization of Intangible Assets 13,846 4,024 4,024 3,919 3,769 15,736 5,886 5,134 18,708 Gain on extinguishment of loans - - - - - - - (6,509) (6,509) Restructuring Costs 1,699 - - 1,557 - 1,557 - - 1,557 Impairment of Tradenames - 4,000 8,500 - - 12,500 - - - Transactions Related Costs and Other 6,339 10,454 (1,660) (485) 1,222 9,531 1,285 245 2,267 Income Tax Effect of Adjusting Entries (11,154) (6,559) (4,172) (2,725) (2,473) (15,929) (3,516) (1,557) (10,271) Total Adjustments 26,646 17,240 10,860 7,044 6,839 41,983 9,181 5,921 28,985 Adjusted Net Income $108,257 ($81,425) $94,700 $55,423 $178,433 $247,131 $263,837 $81,597 $579,290

38 For more information, please visit www.brileyfin.com